Exhibit 10.4

CONFIDENTIAL TREATMENT
Amgen USA, Inc.
One Amgen Center Drive
Thousand Oaks, CA 91320-1799
March 22, 2007		805-447-1000
www.amgen.com
Fresenius Medical Care Holdings, Inc.
920 Winter Street
Waltham, MA 02451
Attn: Robert McGorty

Re: Amendment No. 3 to Sourcing & Supply Agreement No. 200600447 dated October 1, 2006

Dear Mr. McGorty:

This letter has been written to evidence the agreement reached by Amgen USA Inc. (“Amgen”) and Fresenius Medical Care Holdings, Inc. (“FMCH”) to modify and formally amend the above-referenced Agreement (the “Agreement”) by and between Amgen and FMCH for the purchase of EPOGEN® and Aranesp® effective October 1, 2006. Unless otherwise specifically defined in this letter, each term used herein shall have the meaning assigned to such term in the Agreement.

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If you have any questions or comments, please feel free to contact your Account Manager, Keith Woods at (800) 232-9997 ext 38152. We look forward to receiving a signed copy of this amendment letter.

Sincerely,

AMGEN USA, INC.

Neil Bankston
Executive Director, Pricing & Contracts

Agreement No. 200600447 — Amend No. 3	Ver. FMCHA3_032207f.DOC

ACIS 10518	Fax No. 805-376-8558

CONFIDENTIAL TREATMENT

ACKNOWLEDGED AND AGREED:

Fresenius Medical Care Holdings, Inc.

/s/  Ronald J. Kuerbitz
Name: Ronald J. Kuerbitz

Title:	Executive Vice President

Date: March 29, 2007

Amgen Inc.

/s/  Helen Torley
Name: Helen Torley

Title:	Vice President and General Manager

Date: April 23, 2007

cc:	Amgen Inc. General Counsel
Keith Woods
Fresenius Medical Care Holdings, Inc. — General Counsel

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(see attached file: FMCHA3_Addendum D_032207F)

Agreement No. 200600447 — Amend No. 3	Ver. FMCHA3_032207f.DOC

ACIS 10518	Fax No. 805-376-8558

CONFIDENTIAL TREATMENT

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